Exhibit 99.1

  Annual compliance letter and auditor's report for certificate Series 1996-1


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            OCWEN FEDERAL BANK FSB

          REPORT ON PERFORMANCE OF UNIFORM
            SINGLE ATTESTATION PROGRAM
              FOR MORTGAGE BANKERS

               DECEMBER 31,1996


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                          One East Broward Boulevard   Telephone 305 463 6280
                          Suite 1700
                          Fort Lauderdale, FL 33301

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       Price Waterhouse LLP


          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


March 28, 1997


To the Board of Directors of
Ocwen Federal Bank FSB

We have examined management's assertion about Ocwen Federal Bank FSB's (the "Bank") compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's, Uniform Single Attestation Program for Mortgage Bankers (USAP) as of and for the year ended December 31, 1996, included in the accompanying management assertion (see Exhibit I).
Management is responsible for the Bank's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Bank's compliance with the minimum servicing standards. In our opinion, management's assertion that, except for the instance of noncompliance described in management's assertion, the Bank complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 1996 is fairly stated, in all material respects. The instance of noncompliance which occurred during 1996 is more fully discussed in management's assertion which is set forth in Exhibit I.


/s/ Price Waterhouse LLP


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                                   0 C W E N
                                                           Exhibit I


March 28, 1997


As of and for the year ended December 31, 1996, Ocwen Federal Bank FSB ("the Bank") has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP") except for the following:

Custodial Bank Accounts

Standard: Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall be prepared forty-five (45) days after the cutoff date and shall evidence review and approval by someone other than the person who prepared the reconciliation.

The Bank's custodial account reconciliations are not dated; therefore, written evidence of reconciliation completion within forty-five (45) days of the cutoff date could not be validated. In addition, reconciliations are not signed by the Investor Reporting Manager, therefore, the review and approval of someone other than the person who prepared the reconciliations could not be validated. Procedures have been implemented by the Bank to ensure that all future reconciliations are dated when completed and signed by the Investor Reporting Manager.

As of and for the same period, the Company had in effect a fidelity bond and an errors and omissions policy in the combined amount of $15,000,000.



/s/ William C Erbey
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William C Erbey, Chief Executive Officer

3/28/97
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Date


/s/ Christine A. Reich
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Christine A. Reich, Chief Financial Officer

3/28/97
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Date


/s/ David A.Holt
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David A.Holt, Vice President of Loan Servicing

3/28/97
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Date


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OCWEN FINANCIAL CORPORATION                            OCWEN FEDERAL BANK FSB

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